Exhibit 99.(6)(d)

March 18, 2019

ICON Funds,
on behalf of its fund series as
set forth on Appendix I attached hereto
5299 DTC Boulevard, Suite 1200
Greenwood Village, CO 80111

RE:	Twelfth Amendment to ICON Funds Line of Credit

Ladies and Gentlemen:

State Street Bank and Trust Company (the “Bank”) has made available to ICON Funds, a Massachusetts business trust registered under the Investment Company Act (the “Borrower”), on behalf of its fund series from time to time listed on Appendix I attached to the Existing Loan Agreement (each such fund series, a “Fund”), a $50,000,000.00 uncommitted unsecured revolving line of credit (the “Uncommitted Line”) as described in a letter agreement dated March 29, 2010, between the Borrower and the Bank (as amended prior to the date hereof, the “Existing Loan Agreement”, and as further amended hereby, the “Loan Agreement”). The obligations of the Borrower arising under the Uncommitted Line are evidenced by an amended and restated promissory note in the original principal amount of $50,000,000.00 dated March 21, 2016 (the “Existing Note”). Any capitalized term not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

The Borrower has requested, and the Bank has agreed, to decrease the Uncommitted Line from $50,000,000 to $30,000,000, to extend the Uncommitted Line for an additional 364-day period from the date hereof and to further amend the Existing Loan Agreement and other Loan Documents as set forth below. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, on behalf of each Fund, and the Bank agree as follows:

ICON Funds,
on behalf of its fund series as
set forth on Appendix I attached hereto
March 18, 2019

I.            Amendments to Loan Documents

1.           The preamble to the Existing Loan Agreement is hereby amended by deleting the following wherever it may appear: “$50,000,000” and substituting the following therefor: “$30,000,000”.

2.           Section I(1) of the Existing Loan Agreement is hereby amended by deleting the first sentence in its entirety and substituting the following therefor: “The Uncommitted Line shall expire on March 16, 2020 (the “Expiration Date”), unless extended by mutual agreement of the Bank and the Borrower or, with respect to any Fund, terminated by the Borrower on behalf of such Fund as provided herein.”

3.           Section I(3) of the Existing Loan Agreement is hereby amended restated in its entirety to read as follows:

3.	Evidence of Indebtedness.

(a)          The Loans made by the Bank to the Borrower shall be evidenced by one or more loan accounts or records maintained by the Bank in the ordinary course of business. The Borrower, on behalf of its Funds, authorizes the Bank to make or cause to be made, at or about the date of each Loan to the Borrower on behalf of a Fund or at the time of receipt of any payment of principal of each such Loan, an appropriate notation on its loan accounts or records, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth in any such loan accounts or records, including any computer records, maintained by the Bank with respect to the Loans made by it shall, absent manifest error, be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such loan account or record shall not limit or otherwise affect the obligation of the Borrower, on behalf of each of its Funds, hereunder or under the other Loan Documents to make payments of principal of and interest on the Loans when due.

(b)          The Borrower hereby agrees that, upon request of the Bank, the Borrower shall promptly execute and deliver to the Bank, a promissory note (as amended, supplemented or otherwise modified, the “Note”) substantially in the form of Exhibit A attached hereto, payable to the Bank in an amount equal to the Uncommitted Line Amount or, if less, the aggregate unpaid principal amount of the Bank’s Loans, plus interest thereon as provided below, which shall evidence the Bank’s Loans in addition to such records.

Information Classification: Limited Access

ICON Funds,
on behalf of its fund series as
set forth on Appendix I attached hereto
March 18, 2019

4.           Section I(5)(a) of the Existing Loan Agreement is hereby amended by deleting the word “thirty” in the penultimate sentence of such Section and substituting in place thereof the word “sixty”.

5.           Section I(5)(b) of the Existing Loan Agreement is hereby amended by deleting the words “Channel Center – CCB0900, One Iron Street, Boston, Massachusetts 02210” in the first sentence of such Section and substituting in place thereof the words: “One Lincoln Street, Boston, Massachusetts 02111”.

6.           Section II(5)(a)(ii) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows: “(ii) if to the Bank, to Charles W. Reid, Assistant Vice President, or Fund Finance Group at M/S SFC0310, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.”

7.           Section II(15) of the Existing Loan Agreement is hereby amended by amending and restating all instances of the definition of “Uncommitted Line Amount” to read as follows:

“Uncommitted Line Amount” shall mean $30,000,000.

8.           Exhibit A to the Existing Loan Agreement is hereby restated to read in its entirety as set forth on Exhibit A attached hereto.

9.           Exhibit B attached to the Existing Loan Agreement is hereby restated to read in its entirety as set forth on Exhibit B attached hereto.

II.	Administration Fee

As a condition precedent to the effectiveness of this letter agreement, the Borrower shall pay to the Bank on the date of this letter agreement a non-refundable fee equal to $20,000, which fee shall be fully earned by the Bank upon the date of this letter agreement.

III.	Miscellaneous

1.           Other than as amended hereby, all terms and conditions of the Loan Agreement and all related Loan Documents are ratified and affirmed as of the date hereof and extended in order to give effect to the terms hereof thereof except that, in recognition of the Bank now evidencing the Loans by one or more loan accounts or records maintained by the Bank in the ordinary course of business in accordance with Section I(3)(a) of the Loan Agreement, after the effectiveness of this letter agreement, the Bank shall return to the Borrower the Existing Note in its possession as of the effective date of this letter amendment, marked “Cancelled”. The cancellation of the original Existing Note shall not be deemed to evidence the repayment or satisfaction of any existing Loans or related Obligations, all of which shall thereafter be evidenced by one or more loan accounts or records maintained by the Bank as so described in Section I(3)(a) of the Loan Agreement.

Information Classification: Limited Access

ICON Funds,
on behalf of its fund series as
set forth on Appendix I attached hereto
March 18, 2019

2.           The Borrower, for itself and on behalf of each of its Funds, represents and warrants to the Bank as follows: (a) no Default or Event of Default has occurred and is continuing on the date hereof under the Loan Documents; (b) each of the representations and warranties of the Borrower contained in the Loan Agreement is true and correct in all material respects on and as of the date of this letter amendment; (c) the execution, delivery and performance of this letter amendment and the Loan Documents, as amended hereby (collectively, the “Amended Loan Documents”): (i) are, and will be, within the Borrower’s or Fund’s power and authority, (ii) have been authorized by all necessary proceedings, (iii) do not, and will not, require any consents or approvals including from any governmental authority other than those which have been received, (iv) will not contravene any provision of, or exceed any limitation contained in, the declaration of trust, or by-laws or other organizational documents of the Borrower or Fund or any law, rule or regulation applicable to the Borrower or Fund, (v) do not constitute a default under any other agreement, order or undertaking binding on the Borrower or Fund, and (vi) do not require the consent or approval of any other party other than for those consents and approvals which have been received; and (d) each of the Amended Loan Documents constitutes the legal, valid, binding and enforceable obligation of the Borrower and each such Fund, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

3.           Upon receipt of a fully executed copy of this letter amendment and such other documents or instruments as the Bank may reasonably request, this letter amendment shall constitute an amendment to the Existing Loan Agreement and the other Loan Documents, as applicable, to be governed by the laws of the Commonwealth of Massachusetts.

4.           This letter amendment may be executed in counterparts each of which shall be deemed to be an original document.

[The remainder of this page is intentionally left blank.]

Information Classification: Limited Access

Twelfth Amendment Signature Page
ICON Funds

If the foregoing is acceptable to you, please have an authorized officer of the Borrower execute this letter amendment below where indicated and return the same to the undersigned.

Very truly yours,

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Charles W. Reid
Title:	Assistant Vice President

Acknowledged and Accepted:

ICON FUNDS,
on behalf of its fund series as
set forth on Appendix I attached hereto

By:
Name:
Title:

Twelfth Amendment Signature Page
ICON Funds

If the foregoing is acceptable to you, please have an authorized officer of the Borrower execute this letter amendment below where indicated and return the same to the undersigned.

Very truly yours,

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Acknowledged and Accepted:

ICON FUNDS,
on behalf of its fund series as
set forth on Appendix I attached hereto

By:
Name: Brian Harding
Title: Secretary

APPENDIX I

Name

ICON Funds,
on behalf of each of:

ICON Consumer Discretionary Fund
ICON Consumer Staples Fund
ICON Emerging Markets Fund
ICON Energy Fund
ICON Equity Income Fund
ICON Financial Fund
ICON Flexible Bond Fund
ICON Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON International Equity Fund
ICON Long/Short Fund
ICON Natural Resources Fund
ICON Opportunities Fund
ICON Risk-Managed Balanced Fund
ICON Utilities Fund

EXHIBIT A

AMENDED AND RESTATED
PROMISSORY NOTE

$30,000,000.00	[____________________]
Boston, Massachusetts

For value received, ICON Funds, a Massachusetts business trust registered under the Investment Company Act, on behalf of its fund series listed on Appendix I attached hereto, hereby promises to pay to State Street Bank and Trust Company (the “Bank”), or order, at the office of the Bank at One Lincoln Street, Boston, Massachusetts 02111 in immediately available United States dollars, the principal amount of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00), or such lesser original principal amount as shall be outstanding hereunder and not have been prepaid as provided herein, together with interest thereon as provided below. Each Loan shall be payable upon the earliest to occur of (a) the Expiration Date, (b) sixty calendar days following the date on which such Loan is made, or (c) the date on which such Loan otherwise becomes due and payable under the terms of the Loan Agreement referred to below, whether following the occurrence of an Event of Default or otherwise. Interest on the unpaid principal amount outstanding hereunder shall be payable at the rates and at the times as set forth in the Loan Agreement and shall be computed as set forth in the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business.

All Loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank. The entries on the records of the Bank (including any appearing on this Note), constitute prima facie evidence as to amounts outstanding hereunder, provided that the failure by the Bank to make any such entry shall not affect the obligation of the undersigned to make payments of principal and interest on all Loans as provided herein and in the Loan Agreement.

Following the occurrence of a Default or an Event of Default, unpaid principal on any Loan, and to the extent permitted by applicable law, unpaid interest on any Loan, shall thereafter bear interest, compounded monthly and be payable on demand, until paid in full (after as well as before judgment) at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Loan under the Loan Agreement.

This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain letter agreement dated March 29, 2010 by and among the undersigned and the Bank (herein, as the same may from time to time be amended, restated, supplemented, modified or extended, referred to as the “Loan Agreement”). All terms not otherwise defined herein shall be used as defined in the Loan Agreement.

Information Classification: Limited Access

The undersigned may at its option prepay all or any part of the principal of this Note subject to the terms of the Loan Agreement. Amounts prepaid may be reborrowed subject to the terms of the Loan Agreement.

Each of the undersigned makers and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of any of the undersigned or any such endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This Note shall amend, restate, supersede and replace that certain promissory note dated March 21, 2016 in the original principal amount of $50,000,000 executed by the Borrower in favor of the Bank (the “Existing Note”). Any amounts outstanding under the Existing Note shall be deemed to be outstanding under this Note.

This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:

ICON FUNDS,
on behalf of its fund series as
set forth on Appendix I attached hereto

By:
Name:
Title:

Information Classification: Limited Access

SCHEDULE I TO NOTE DATED [______________________]

Date of	Amount of	Amount of Principal	Outstanding
Loan	Principal	Paid	Balance	Notation Made By

APPENDIX I

ICON Funds,

on behalf of each of:

ICON Consumer Discretionary Fund
ICON Consumer Staples Fund
ICON Emerging Markets Fund
ICON Energy Fund
ICON Equity Income Fund
ICON Financial Fund
ICON Flexible Bond Fund
ICON Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON International Equity Fund
ICON Long/Short Fund
ICON Natural Resources Fund
ICON Opportunities Fund
ICON Risk-Managed Balanced Fund
ICON Utilities Fund

EXHIBIT B

ADVANCE/PAYDOWN
REQUEST FORM

DATE:

TO:	STATE STREET BANK AND TRUST COMPANY

ATTN:	LOAN SERVICING UNIT
telephone 617-662-8577 or 617-662-8588; fax 617-988-6677
email ais-loanops-csu@statestreet.com

FROM:	ICON FUNDS, on behalf of [_________________]
(the “Fund”)
(Fund # ___________) (DDA # ___________)

In connection with the letter agreement dated March 29, 2010 and related documents currently in effect with State Street Bank and Trust Company (as amended, collectively, the “Agreement”), please increase/reduce (circle one) the outstanding balance on behalf of the above-indicated Fund by $_________. Any requested Loan should be recorded on the books of the Fund with the Bank and interest payable to the Bank should be recorded at the agreed upon rate.

1.	This request is (check one):	____ Loan Advance (a minimum amount of $1,000)
____ Paydown ____ Overnight Rollover

2.	[Reserved].

3.

The proceeds of any requested Loan shall be used only to the extent consistent with and not prohibited by the Prospectus, the terms of the Agreement and applicable laws and regulations, including, without limitation, Regulation U, and no Default of Event of Default has occurred under the Agreement.

4.	All of the representations and warranties of the undersigned Borrower and Fund set forth in Section II(2) of the Agreement are true and correct on and as of the date hereof.

5.

The Borrower and the Fund is in compliance with all the terms and conditions in the Agreement (including the Maximum Amount and other borrowing limitations thereunder) and will remain in compliance therewith after giving effect to the making of any requested Loan.

6.	The following amounts and statements are true in connection with any requested Loan:

(a)	Adjusted Net Assets of the Fund:

(i) Total Assets of the Fund	$_____________
(ii) Total Liabilities (excluding Indebtedness for borrowed money) of the Fund*	$_____________

*    For purposes of calculating Adjusted Net Assets for any Fund, the amount of any liability included in Total Liabilities shall be equal to the greater of (i) the outstanding amount of such liability and (ii) the fair market value of all assets pledged or otherwise segregated to secure such liability.

(iii) without duplication, the value of any segregated assets or assets otherwise subject to any pledge or other encumbrance	$_____________
(iv) item (a)(i) less item (a)(ii) less item (a)(iii)	$_____________

(b) 25% of item (a)(v)	$_____________

(c) (i) Beginning Loan Balance:	$_____________
(ii) Paydown Amount (if any):	$_____________
(iii) Requested Loan (if any)	$_____________
(iv) Requested Loans Balance ((i) minus (ii) or (i) plus (iii)):	$_____________

(d) The aggregate outstanding principal amount of Indebtedness for borrowed money of the Fund other than the Loans as of the date hereof	$_____________

(e) Total Indebtedness for borrowed money ((c)(iv) plus (d)):	$_____________

7.

The amount set forth in 5(e) above does not exceed the lesser of (a) the amount set forth in 5(b) above, or (b) the maximum amount which a Fund is permitted to borrow (after taking into account all outstanding Indebtedness) pursuant to its Prospectus, the Investment Company Act or any registration made thereunder, any vote of the shareholders of the Borrower or such Fund, any agreement of the Borrower or Fund with any foreign, federal, state or local securities division to which the Borrower or Fund is subject, any other applicable agreement or document to which the Borrower or Fund is a party or any law, rule or regulation applicable to the Borrower or Fund.

8.

The amount set forth in 5(c)(iv) above does not exceed the Uncommitted Line Amount, and the aggregate principal amount of Loans outstanding to the Borrower, on behalf of all Funds under the Agreement (after giving effect to the amount of any requested Loan) does not exceed the Uncommitted Line Amount.

9.

The undersigned is a duly authorized officer of the Borrower identified above with authority to execute and deliver this document to the Bank and request the Loan described herein on behalf of the Fund identified above.

ICON FUNDS, on behalf of [FUND]

By:
Name:
Title
Date:

Information Classification: Limited Access

PROMISSORY NOTE

$150,000,000.00	March 29, 2010
Boston, Massachusetts

For value received, ICON Funds, a Massachusetts business trust registered under the Investment Company Act, on behalf of its fund series listed on Appendix I attached hereto, hereby promises to pay to State Street Bank and Trust Company (the “Bank”), or order, at the office of the Bank at 100 Huntington Avenue, Tower 2, Floor 4, Boston, Massachusetts 02116 in immediately available United States dollars, the principal amount of ONE HUNDRED FIFTY MILLION AND 00/100 DOLLARS ($150,000,000.00), or such lesser original principal amount as shall be outstanding hereunder and not have been prepaid as provided herein, together with interest thereon as provided below. Each Loan shall be payable upon the earliest to occur of (a) the Expiration Date, (b) thirty calendar days following the date on which such Loan is made, or (c) the date on which such Loan otherwise becomes due and payable under the terms of the Loan Agreement referred to below, whether following the occurrence of an Event of Default or otherwise. Interest on the unpaid principal amount outstanding hereunder shall be payable at the rates and at the times as set forth in the Loan Agreement and shall be computed as set forth in the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business.

All Loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank. The entries on the records of the Bank (including any appearing on this Note), constitute prima facie evidence as to amounts outstanding hereunder, provided that the failure by the Bank to make any such entry shall not affect the obligation of the undersigned to make payments of principal and interest on all Loans as provided herein and in the Loan Agreement.

Following the occurrence of a Default or an Event of Default, unpaid principal on any Loan, and to the extent permitted by applicable law, unpaid interest on any Loan, shall thereafter bear interest, compounded monthly and be payable on demand, until paid in full (after as well as before judgment) at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Loan under the Loan Agreement.

This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain letter agreement dated March 29, 2010 by and among the undersigned and the Bank (herein, as the same may from time to time be amended, restated, supplemented, modified or extended, referred to as the “Loan Agreement”). All terms not otherwise defined herein shall be used as defined in the Loan Agreement.

The undersigned may at its option prepay all or any part of the principal of this Note subject to the terms of the Loan Agreement. Amounts prepaid may be reborrowed subject to the terms of the Loan Agreement.

Each of the undersigned makers and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of any of the undersigned or any such endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of any of the undersigned or any such endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:

Secretary	ICON FUNDS,
on behalf of its fund series as set forth on Appendix I attached hereto

By:
Name: Erik L. Jonson
Title: Treasurer

LIMITED ACCESS

SCHEDULE I TO NOTE DATED MARCH 29, 2010

Date of Loan	Amount of Principal	Amount of Principal Paid	Outstanding Balance	Notation Made By

APPENDIX I

Name

ICON Funds,

on behalf of each of:

ICON Core Equity Fund

ICON Equity Income Fund

ICON Bond Fund

ICON Asia-Pacific Region Fund

ICON Europe Fund

ICON International Equity Fund

ICON Consumer Discretionary Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Leisure and Consumer Staples Fund

ICON Materials Fund

ICON Telecommunication & Utilities Fund

AMENDED AND RESTATED
PROMISSORY NOTE

$75,000,000.00	March 23, 2015
Boston, Massachusetts

For value received, ICON Funds, a Massachusetts business trust registered under the Investment Company Act, on behalf of its fund series listed on Appendix I attached hereto, hereby promises to pay to State Street Bank and Trust Company (the “Bank”), or order, at the office of the Bank at 100 Huntington Avenue, Tower 2, Floor 4, Boston, Massachusetts 02116 in immediately available United States dollars, the principal amount of SEVENTY FIVE MILLION AND 00/100 DOLLARS ($75,000,000.00), or such lesser original principal amount as shall be outstanding hereunder and not have been prepaid as provided herein, together with interest thereon as provided below. Each Loan shall be payable upon the earliest to occur of (a) the Expiration Date, (b) thirty calendar days following the date on which such Loan is made, or (c) the date on which such Loan otherwise becomes due and payable under the terms of the Loan Agreement referred to below, whether following the occurrence of an Event of Default or otherwise. Interest on the unpaid principal amount outstanding hereunder shall be payable at the rates and at the times as set forth in the Loan Agreement and shall be computed as set forth in the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business.

All Loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank. The entries on the records of the Bank (including any appearing on this Note), constitute prima facie evidence as to amounts outstanding hereunder, provided that the failure by the Bank to make any such entry shall not affect the obligation of the undersigned to make payments of principal and interest on all Loans as provided herein and in the Loan Agreement.

Following the occurrence of a Default or an Event of Default, unpaid principal on any Loan, and to the extent permitted by applicable law, unpaid interest on any Loan, shall thereafter bear interest, compounded monthly and be payable on demand, until paid in full (after as well as before judgment) at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Loan under the Loan Agreement.

This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain letter agreement dated March 29, 2010 by and among the undersigned and the Bank (herein, as the same may from time to time be amended, restated, supplemented, modified or extended, referred to as the “Loan Agreement”). All terms not otherwise defined herein shall be used as defined in the Loan Agreement.

The undersigned may at its option prepay all or any part of the principal of this Note subject to the terms of the Loan Agreement. Amounts prepaid may be reborrowed subject to the terms of the Loan Agreement.

Each of the undersigned makers and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of any of the undersigned or any such endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This Note shall amend, restate, supersede and replace that certain promissory note dated March 29, 2010 in the original principal amount of $150,000,000 executed by the Borrower in favor of the Bank (the “Existing Note”). Any amounts outstanding under the Existing Note shall be deemed to be outstanding under this Note.

This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:

ICON FUNDS,
on behalf of its fund series as set forth on Appendix I attached hereto

By:
Name: Donald Salcito
Title: Secretary

APPENDIX I

Name

ICON Funds,

on behalf of each of:

ICON Bond Fund

ICON Consumer Discretionary Fund

ICON Custumer Staples Fund

ICON Emerging Markets Fund

ICON Energy Fund

ICON Equity Income Fund

ICON Financial Fund

ICON Fund

ICON Healthcare Fund

ICON High Yield Bond Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON International Equity Fund

ICON Long/Short Fund

ICON Materials Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

ICON Utilities Fund

SCHEDULE I TO NOTE DATED MARCH 23, 2015

Date of Loan	Amount of Principal	Amount of Principal Paid	Outstanding Balance	Notation Made By

AMENDED AND RESTATED
PROMISSORY NOTE

$50,000,000.00	March 21, 2016 Boston, Massachusetts

For value received, ICON Funds, a Massachusetts business trust registered under the Investment Company Act, on behalf of its fund series listed on Appendix I attached hereto, hereby promises to pay to State Street Bank and Trust Company (the “Bank”), or order, at the office of the Bank at 100 Huntington Avenue, Tower 2, Floor 4, Boston, Massachusetts 02116 in immediately available United States dollars, the principal amount of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00), or such lesser original principal amount as shall be outstanding hereunder and not have been prepaid as provided herein, together with interest thereon as provided below. Each Loan shall be payable upon the earliest to occur of (a) the Expiration Date, (b) sixty calendar days following the date on which such Loan is made, or (c) the date on which such Loan otherwise becomes due and payable under the terms of the Loan Agreement referred to below, whether following the occurrence of an Event of Default or otherwise. Interest on the unpaid principal amount outstanding hereunder shall be payable at the rates and at the times as set forth in the Loan Agreement and shall be computed as set forth in the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business.

All Loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank. The entries on the records of the Bank (including any appearing on this Note), constitute prima facie evidence as to amounts outstanding hereunder, provided that the failure by the Bank to make any such entry shall not affect the obligation of the undersigned to make payments of principal and interest on all Loans as provided herein and in the Loan Agreement.

Following the occurrence of a Default or an Event of Default, unpaid principal on any Loan, and to the extent permitted by applicable law, unpaid interest on any Loan, shall thereafter bear interest, compounded monthly and be payable on demand, until paid in full (after as well as before judgment) at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Loan under the Loan Agreement.

This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain letter agreement dated March 29, 2010 by and among the undersigned and the Bank (herein, as the same may from time to time be amended, restated, supplemented, modified or extended, referred to as the “Loan Agreement”). All terms not otherwise defined herein shall be used as defined in the Loan Agreement.

The undersigned may at its option prepay all or any part of the principal of this Note subject to the terms of the Loan Agreement. Amounts prepaid may be reborrowed subject to the terms of the Loan Agreement.

Each of the undersigned makers and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of any of the undersigned or any such endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This Note shall amend, restate, supersede and replace that certain promissory note dated March 23, 2015 in the original principal amount of $75,000,000 executed by the Borrower in favor of the Bank (the “Existing Note”). Any amounts outstanding under the Existing Note shall be deemed to be outstanding under this Note.

This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:

Donald Salcito Sec ICON Funds	ICON FUNDS, on behalf of its fund series as set forth on Appendix I attached hereto

By:
Name: Canac Schiffmann
Title: Treasurer

APPENDIX I

Name
ICON Funds,
on behalf of each of:

ICON Bond Fund

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Emerging Markets Fund

ICON Energy Fund

ICON Equity Income Fund

ICON Financial Fund

ICON Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON International Equity Fund

ICON Long/Short Fund

ICON Natural Resources Fund (f/k/a ICON Materials Fund)

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

ICON Utilities Fund

SCHEDULE I TO NOTE DATED MARCH 21, 2016

Date of Loan	Amount of Principal	Amount of Principal Paid	Outstanding Balance	Notation Made By